UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2022

OmniAb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40720	98-1584818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 600 Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 250-7800

(Registrant’s telephone number, including area code)

Avista Public Acquisition Corp. II

65 East 55th Street, 18th Floor

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OABI	Nasdaq Global Market
Warrants to purchase common stock	OABIW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “OmniAb” and the “Company” refer to OmniAb, Inc., a Delaware corporation, and its consolidated subsidiaries following the Domestication (as defined below). Unless the context otherwise requires, references to “APAC” refer to Avista Public Acquisition Corp. II, a Cayman Islands exempted company (“APAC”), the Company prior to the Domestication. All references herein to the “Board” refer to the board of directors of the Company.

“Legacy OmniAb” refers to OmniAb Operations, Inc., a Delaware corporation (formerly known as OmniAb, Inc.) and a wholly owned subsidiary of the Company, which the Company acquired through the Business Combination (as defined below). Prior to the Separation (as defined below), Legacy OmniAb was a wholly owned subsidiary of Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Ligand”).

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the respective meanings given to them in the section entitled “Selected Definitions” beginning on page 8 of the Proxy Statement/Prospectus/Information Statement (as defined below).

Due to the large number of events reported under the specified items of Form 8-K, this Report is being filed in two parts. An amendment to this Form 8-K is being filed on the same date to include additional matters under Items 4.01, 5.03, 5.05 and 8.01 of Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination

As disclosed under the section entitled “Shareholder Proposal No. 1 — The Business Combination Proposal” beginning on page 167 of the proxy statement/prospectus/information statement (the “Proxy Statement/Prospectus/Information Statement”) filed with the Securities and Exchange Commission (the “SEC”) by APAC on September 30, 2022, APAC entered into the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 23, 2022, by and among APAC, Orwell Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of APAC (“Merger Sub”), Ligand and Legacy OmniAb. As contemplated by the Merger Agreement:

(a)

on October 31, 2022, APAC filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which APAC was domesticated and continues as a Delaware corporation (the “Domestication”), and in connection with which Legacy OmniAb changed its name to “OmniAb Operations, Inc.” and APAC changed its name to “OmniAb, Inc.” As a result of and upon the effective time of the Domestication, each of APAC’s then issued and outstanding (i) Class A ordinary shares, par value $0.0001 (“APAC Class A Ordinary Shares”) were automatically exchanged, on a one-for-one basis, into common stock of OmniAb, par value $0.0001 per share (“OmniAb Common Stock”), (ii) Class B ordinary shares, par value $0.0001 (“APAC Class B Ordinary Shares”) were automatically exchanged, on a one-for-one basis, into OmniAb Common Stock, (iii) warrants were automatically exchanged, on a one-for-one basis, into warrants to acquire one share of OmniAb Common Stock (“OmniAb Warrants”) pursuant to the Warrant Agreement, dated August 9, 2022 (the “Warrant Agreement”), between APAC and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, as amended by the Assignment, Assumption and Amendment Agreement, dated November 1, 2022, by and among OmniAb, Continental and Computershare Trust Company, N.A., and (iv) units were separated into one share of OmniAb Common Stock and one-third of one OmniAb Warrant;

(b)

on November 1, 2022, in accordance with the terms of the Separation and Distribution Agreement, dated as of March 23, 2022, by and among APAC, Ligand and Legacy OmniAb (the “Separation Agreement”), Ligand transferred the Legacy OmniAb business, including certain related subsidiaries of Ligand, to Legacy OmniAb and made a contribution to the capital of Legacy OmniAb of $1,840,240, after deducting certain transaction and other expenses reimbursable by Legacy OmniAb (the “Separation”);

(c)

following the Separation, as contemplated by the Separation Agreement, Ligand distributed on a pro rata basis to its stockholders all of the shares of common stock, par value $0.001 per share, of Legacy OmniAb (“Legacy OmniAb Common Stock”) held by Ligand, such that each holder of shares of common stock, par value $0.001 per share, of Ligand (“Ligand Common Stock”) was entitled to receive one share of Legacy OmniAb Common Stock for each share of Ligand Common Stock held by such holder as of the record date for the distribution, October 26, 2022 (the “Distribution”);

(d)

pursuant to the Amended and Restated Employee Matters Agreement, dated as of August 18, 2022 (the “A&R Employee Matters Agreement”), by and among, Ligand, Legacy OmniAb, APAC and Merger Sub, at the time of the Distribution, (i) each existing Ligand equity award granted prior to March 2, 2022, with limited certain exceptions, was split into (A) a new Ligand equity award and (B) a new Legacy OmniAb equity award, with any in-the-money value in the original Ligand equity award split between such awards based on the relative values of Ligand and OmniAb at the time of the Distribution, and (ii) each existing Ligand equity award granted on or after March 2, 2022 was converted into either (A) an adjusted Ligand equity award, if the holder was a Ligand service provider following the Distribution, or (B) a Legacy OmniAb equity award, if the holder was a Legacy OmniAb service provider following the Distribution;

(e)

pursuant to the Amended and Restated Forward Purchase Agreement, dated as of March 23, 2022 (the “A&R FPA”), by and among APAC, Avista Acquisition LP II (the “Sponsor”) and Legacy OmniAb, following the Domestication but before the Merger (as defined below) OmniAb issued and sold to the Sponsor 1,500,000 shares of OmniAb Common Stock and 1,666,667 OmniAb Warrants for an aggregate purchase price of $15,000,000;

(f)

also pursuant to the A&R FPA, following the Domestication but before the Merger, the Sponsor purchased 8,672,934 shares of OmniAb Common Stock and 1,445,489 OmniAb Warrants for an aggregate purchase price of $86,729,340 in order to backstop shareholder redemptions which would have otherwise resulted in the cash proceeds available to OmniAb following the Business Combination from OmniAb’s trust account (the “Trust Account”) to be less than $100,000,000;

(g)	following these steps, Merger Sub merged with and into Legacy OmniAb, with Legacy OmniAb surviving as a direct, wholly owned subsidiary of OmniAb (the “Merger”);

(h)

as a result of and automatically upon the consummation of the Merger, each outstanding share of Legacy OmniAb Common Stock (other than treasury shares) was cancelled in exchange for the right to receive 4.90007 shares of OmniAb Common Stock and 0.75842 shares of OmniAb Common Stock subject to certain price-based earnout triggers (the “Earnout Shares”). In addition, all outstanding Legacy OmniAb equity awards were converted into OmniAb equity awards to purchase, in the case of options, or receive, in the case of restricted stock units and performance-vesting restricted stock units, shares of OmniAb Common Stock, in each case, equal to the number of shares underlying such Legacy OmniAb equity awards multiplied by 4.90007. Each holder of an outstanding Legacy OmniAb equity award also received Earnout Shares equal to the number of shares of Legacy OmniAb Common Stock underlying such equity award multiplied by 0.75842. Fifty percent of the Earnout Shares will vest on the date on which the volume-weighted average price (“VWAP”) equals or exceeds $12.50 on any 20 trading days in any 30 consecutive trading-day period, and all remaining Earnout Shares will vest on the date on which the VWAP equals or exceeds $15.00 on any 20 trading days in any 30 consecutive trading-day period, in each case provided such vesting occurs during the five-year period following the Closing (as defined below), provided, that in the event of a Change of Control (as defined in the Merger Agreement) between the date of the Closing to and including the fifth anniversary of the date of the Closing pursuant to which OmniAb or any of its stockholders have the right to receive, directly or indirectly, cash, securities or other property attributing a value of at least $12.50 (with respect to 50% of the Earnout Shares) or $15.00 (with respect to all Earnout Shares) per share of OmniAb Common Stock, and such Change of Control has been approved by a majority of the independent directors of the OmniAb Board, then such Earnout Shares shall be deemed to have vested immediately prior to such Change of Control (the transactions contemplated by clauses (a) through (h) collectively, the “Business Combination”).

As previously reported on the Current Report on Form 8-K filed with the SEC on October 24, 2022, APAC held an extraordinary general meeting on October 24, 2022 (the “Special Meeting”), at which APAC’s shareholders considered and approved (1) a proposal to approve the Business Combination, including (a) approving the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement/Prospectus/Information Statement, (2) a proposal to approve the Domestication, (3) a proposal to approve the proposed new certificate of incorporation and bylaws of OmniAb in connection with the Domestication, (4) proposals to approve, on a non-binding advisory basis, certain material differences between APAC’s Amended and Restated Memorandum and Articles of Association and the proposed certificate of incorporation and bylaws of OmniAb, presented separately in accordance with the SEC’s requirements, (5) a proposal to approve for the purposes of complying with the applicable provisions of Nasdaq Stock Market Rule 5635, the issuance of shares of OmniAb Common Stock in connection with the Domestication, the Forward Purchase, the Redemption Backstop and the Merger, (6) a proposal to approve the OmniAb, Inc. 2022 Incentive Award Plan, (7) a proposal to approve the OmniAb, Inc. 2022 Employee Stock Purchase Plan, and (8) a proposal to elect seven directors to serve staggered terms on the OmniAb Board effective as of the Closing (as defined below). Because there were sufficient votes to approve each of the foregoing proposals, and it was not otherwise deemed necessary or appropriate to adjourn the Special Meeting to a later date, a ninth proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient shares represented to constitute a quorum necessary to conduct business at the Special Meeting or for the approval of one or more of the proposals at the Special Meeting, was not considered.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, following the Special Meeting and the Domestication, on November 1, 2022 (the “Closing Date”), the Business Combination was consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Business Combination and matters regarding agreements relating thereto and is incorporated herein by reference.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Amended and Restated Registration and Stockholder Rights Agreement

On November 1, 2022, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, OmniAb, Sponsor, the former directors of APAC named therein, certain directors and officers of Ligand and/or OmniAb named therein, and solely with respect to certain provisions, Ligand, entered into the Amended and Restated Registration and Stockholder Rights Agreement (the “A&R Registration Rights Agreement”). The material terms of the A&R Registration Rights Agreement are described in the sections of the Proxy Statement/Prospectus/Information Statement beginning on page 202 titled “Shareholder Proposal No. 1 - The Business Combination Proposal - Summary of the Ancillary Agreements - Form of Amended and Restated Registration and Stockholders Rights Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the A&R Registration Rights Agreement, which is included as Exhibit 10.7 to this Report and also is incorporated herein by reference.

Tax Matters Agreement

On November 1, 2022, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, OmniAb, Legacy OmniAb and Ligand entered into the Tax Matters Agreement (the “Tax Matters Agreement”). The material terms of the Tax Matters Agreement are described in the section of the Proxy Statement/Prospectus/Information Statement beginning on page 202 titled “Shareholder Proposal No. 1 - The Business Combination Proposal - Summary of the Ancillary Agreements - Form of Tax Matters Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Tax Matters Agreement, which is included as Exhibit 10.10 to this Report and also is incorporated herein by reference.

Transition Services Agreements

On November 1, 2022, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Legacy OmniAb and Ligand entered into two Transition Services Agreements (the “Transition Services Agreements”). The material terms of the Transition Services Agreements are described in the section of the Proxy Statement/Prospectus/Information Statement beginning on page 203 titled “Shareholder Proposal No. 1 - The Business Combination Proposal - Summary of the Ancillary Agreements - Forms of Transition Services Agreements.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Transition Services Agreements, which are included as Exhibits 10.11 and 10.12 to this Report and also are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described above, on October 24, 2022, APAC held the Special Meeting, at which APAC’s shareholders considered and approved, among other matters, a proposal to approve the Merger Agreement and the transactions contemplated thereby, including the Business Combination. On November 1, 2022, the parties consummated the Business Combination. Item 1.01 of this Report discusses the consummation of the Business Combination and the entry into agreements relating thereto and is incorporated herein by reference.

At the time of the Domestication, each of the (i) 23,000,000 then issued and outstanding units of APAC (the “APAC Units”) were automatically separated into one share of OmniAb Common Stock and one-third of one OmniAb Warrant, (ii) 23,000,000 then issued and outstanding APAC Class A Ordinary Shares were automatically exchanged, on a one-for-one basis, into OmniAb Common Stock, (iii) 5,750,000 then issued and outstanding APAC Class B Ordinary Shares were automatically exchanged, on a one-for-one basis, into OmniAb Common Stock and (iv) 15,900,000 then issued and outstanding APAC Warrants were automatically exchanged, on a one-for-one basis, into OmniAb Warrants pursuant to the Warrant Agreement.

Prior to the Domestication, holders of 21,713,864 shares of APAC Class A Ordinary Shares sold in its initial public offering properly exercised their right to have their shares of OmniAb Common Stock (as exchanged pursuant to the Domestication) redeemed for a pro rata portion of the Trust Account holding the proceeds from APAC’s initial public offering, calculated as of two business days prior to the Special Meeting, which was approximately $10.32 per share, or $224,048,746.95 in the aggregate.

Prior to the Merger, both the Separation and Distribution were completed. At the time of the Distribution and pursuant to the A&R Employee Matters Agreement, existing Ligand equity awards were split or converted into new or adjusted Ligand equity awards or new Legacy OmniAb equity awards. Upon the consummation of the Merger, Legacy OmniAb equity awards were cancelled and exchanged for OmniAb equity awards to purchase or receive an aggregate of 14,300,475 shares of OmniAb Common Stock. In addition, holders of Legacy OmniAb equity awards received an aggregate of 2,213,304 Earnout Shares.

Pursuant to the A&R FPA, following the Domestication but before the Merger, Sponsor paid and delivered $15,000,000 to OmniAb in exchange for 1,500,000 shares of OmniAb Common Stock and 1,666,667 OmniAb Warrants (the “Forward Purchase”). Also pursuant to the A&R FPA, in order to backstop redemptions, the Sponsor paid and delivered to OmniAb $86,729,340 in exchange for 8,672,934 shares of OmniAb Common Stock and 1,445,489 additional OmniAb Warrants (the “Redemption Backstop”).

Upon consummation of the Merger, shares of Legacy OmniAb Common Stock were exchanged for an aggregate 82,611,789 shares of OmniAb Common Stock and an aggregate 15,000,000 Earnout Shares.

As noted above, an aggregate of $224,048,746.95 was paid from the Trust Account to holders that properly exercised their right to have their shares of OmniAb Common Stock (as exchanged pursuant to the Domestication) redeemed, and the remaining balance immediately prior to the Closing of approximately $13.3 million remained in the Trust Account. The remaining amount in the Trust Account was used to pay certain expenses in connection with the Business Combination, and the remainder was then transferred to an OmniAb bank account.

On November 2, 2022, OmniAb Common Stock commenced trading on the Nasdaq Global Market under the symbol “OABI”, and OmniAb Warrants commenced trading on the Nasdaq Capital Market under the symbol “OABIW”, subject to ongoing review of OmniAb’s satisfaction of all listing criteria following the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as APAC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical facts contained in this Report, including statements regarding the expected benefits of the Business Combination, the tax consequences of the Separation, Distribution and Merger, OmniAb’s future results of operations and financial position, business strategy and its expectations regarding the application of, and the rate and degree of market acceptance of, the OmniAb technology platform and other technologies, OmniAb’s expectations regarding the addressable markets for its technologies, including the growth rate of the markets in which it operates, the potential for and timing of receipt of milestones and royalties under OmniAb’s license agreements with partners, are forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of OmniAb, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

The forward-looking statements contained in this Report and in any document incorporated by reference in this Report are based on current expectations and beliefs concerning future developments and their potential effects on OmniAb. There can be no assurance that future developments affecting OmniAb will be those that OmniAb has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond OmniAb’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” beginning on page 92 of the Proxy Statement/Prospectus/Information Statement and the following:

•

the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the amount of funds available to OmniAb following the Business Combination;

•	changes in general economic conditions, geopolitical risk, including as a result of the COVID-19 pandemic or the conflict between Russia and Ukraine;

•	the outcome of litigation related to or arising out of the Business Combination, or any adverse developments therein or costs resulting therefrom;

•	the ability to continue to meet Nasdaq’s listing standards following the consummation of the Business Combination;

•	the costs related to the Business Combination;

•

that the price of OmniAb’s securities may be volatile due to a variety of factors, including OmniAb’s inability to implement its business plan or meet or exceed its financial projections and changes in its combined capital structure; and

•	factors relating to the business, operations and financial performance of OmniAb and its subsidiaries, including:

•	as a result of the Separation, OmniAb will lose Ligand’s brand, reputation, capital base and other resources, and may experience difficulty operating as a standalone company;

•	the anticipated benefits of the Separation may not be achieved;

•

OmniAb’s historical combined financial data and pro forma financial statements are not necessarily representative of the results OmniAb would have achieved as a standalone company and may not be a reliable indicator of its future results;

•	OmniAb’s operating results and financial performance;

•	acceptance by new and existing partners in OmniAb’s market;

•

OmniAb’s future success is dependent on the eventual approval and commercialization of products developed by its partners for which we have no control over the clinical development plan, regulatory strategy or commercialization efforts;

•	OmniAb’s ability to manage and grow its business and execution of its business and growth strategies;

•	risks arising from changes in technology;

•	the competitive environment in the life sciences and biotechnology platform market;

•	failure to maintain, protect and defend our intellectual property rights;

•	changes in government laws and regulations, including laws governing intellectual property, and the enforcement thereof affecting our business;

•	difficulties with performance of third parties we will rely on for our business growth;

•	difficulties developing and sustaining relationships with commercial counterparties;

•	OmniAb may not be able to engage in certain transactions and equity issuances following the Distribution; and

•	OmniAb may have certain indemnification obligations to Ligand under the Tax Matters Agreement.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by OmniAb from time to time with the SEC. Should one or more of these risks or uncertainties materialize, or should any of OmniAb’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. OmniAb undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

OmniAb’s business is described in the Proxy Statement/Prospectus/Information Statement in the section titled “Information About the OmniAb Business” beginning on page 301, which is incorporated herein by reference.

Risk Factors

The risks associated with OmniAb’s business are described in the Proxy Statement/Prospectus/Information Statement in the section titled “Risk Factors” beginning on page 92 and are incorporated herein by reference.

Financial Information

The audited combined balance sheets of Legacy OmniAb as of December 31, 2021 and 2020 and the related combined statements of operations, changes in parent company net investment and cash flows for the years ended December 31, 2021, 2020 and 2019 are included in the Proxy Statement/Prospectus/Information Statement beginning on page F-47 of the Proxy Statement/Prospectus/Information Statement, which are incorporated herein by reference.

The unaudited condensed combined balance sheets of Legacy OmniAb as of June 30, 2022 and December 31, 2021 and the related condensed combined statements of operations, changes in parent company net investment and cash flows for the periods ended June 30, 2022 and June 30, 2021 are included in the Proxy Statement/Prospectus/Information Statement beginning on page F-74 of the Proxy Statement/Prospectus/Information Statement, which are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of APAC and Legacy OmniAb as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of Legacy OmniAb are described in the Proxy Statement/Prospectus/Information Statement in the section titled “OmniAb Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 337 and is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Management’s discussion and analysis of the quantitative and qualitative disclosures about market risk is included in the Proxy Statement/Prospectus/Information Statement in the section titled “OmniAb Management’s Discussion and Analysis of Financial Condition and Results of Operations - Quantitative and Qualitative Disclosures about Market Risk” beginning on page 354 and is incorporated herein by reference.

Properties

The Company’s facilities are described in the Proxy Statement/Prospectus/Information Statement in the section titled “Information About the OmniAb Business - Facilities” on page 335 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of OmniAb Common Stock following the consummation of the Business Combination by:

•	each person who is known to be the beneficial owner of more than 5% of shares of OmniAb Common Stock;

•	each of OmniAb’s current named executive officers and directors; and

•	all current executive officers and directors of OmniAb as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of OmniAb Common Stock subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The table below includes the beneficial ownership of the Earnout Shares but does not reflect the beneficial ownership of shares of OmniAb Common Stock issuable upon the exercise of public warrants. Each person named in the table has sole voting and investment power with respect to all of the shares shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below.

Unless otherwise indicated, OmniAb believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them. To our knowledge, no shares of OmniAb Common Stock beneficially owned by any executive officer or director have been pledged as security.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Ownership
5% Holders
Avista Acquisition LP II(2)	27,268,423	21.6%
Thompson Dean(2)	27,268,423	21.6%
David Burgstahler(2)	27,268,423	21.6%
BlackRock, Inc.(3)	13,439,951	11.7%
The Vanguard Group(4)	8,412,122	7.3%
Janus Henderson Group plc(5)	7,061,418	6.2%
William Blair Investment Management, LLC(6)	6,861,769	6.0%
Directors and Executive Officers
Matthew W. Foehr(7)	2,276,259	2.0%
Charles S. Berkman(8)	550,054	*
Kurt A. Gustafson(9)	148,437	*
John L. Higgins(10)	4,139,392	3.5%
Carolyn R. Bertozzi, Ph.D.	—	—
Sarah Boyce(11)	75,859	*
Jennifer Cochran, Ph.D. (12)	19,114	*
Sunil Patel(13)	262,785	*
Joshua Tamaroff(14)	—	—
All directors and executive officers as a group (9 individuals)	7,471,899	6.4%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of those listed in the table above is 5980 Horton Street, Suite 600, Emeryville, CA 94608.
(2)

Consists of (i) 15,922,934 shares of common stock, (ii) 8,233,333 shares of common stock issuable to Sponsor pursuant to the APAC Private Placement Warrants vesting within 60 days of November 1, 2022, (iii) 1,666,667 shares of common stock issuable to Sponsor pursuant to the OmniAb Warrants issued in the Forward Purchase vesting within 60 days of November 1, 2022, and (iv) 1,445,489 shares of common stock issuable to Sponsor pursuant to the OmniAb Warrants issued in the Redemption Backstop vesting within 60 days of November 1, 2022. The shares reported above are held in the name of the Sponsor. Mr. Dean and Mr. Burgstahler may be deemed to beneficially own shares held by our sponsor by virtue of their shared control over Avista Acquisition GP LLC II, which is the general partner of the Sponsor. Each of Messrs. Dean and Burgstahler disclaims beneficial ownership of our ordinary shares held by the Sponsor. The business address of the Sponsor, Mr. Dean and Mr. Burgstahler is 65 East 55th Street 18th Floor, New York, NY 10022.

(3)

Represents shares of common stock owned by funds affiliated with BlackRock, Inc. at December 31, 2021, as indicated in the entity’s Schedule 13G/A filed with the SEC on January 27, 2022. The business address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(4)

Represents shares of common stock beneficially owned by The Vanguard Group at December 31, 2021 as indicated in the entity’s Schedule 13G/A filed with the SEC on February 10, 2022. The business address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(5)

Represents shares of common stock owned by funds affiliated with Janus Henderson Group plc. at December 31, 2021, as indicated in the entity’s Schedule 13G/A filed with the SEC on February 10, 2022. The business address for Janus Henderson Group plc. is 201 Bishopsgate EC2M 3AE, United Kingdom.

(6)

Represents shares of common stock beneficially owned by William Blair Investment Management, LLC at December 31, 2021 as indicated in the entity’s Schedule 13G/A filed with the SEC on February 10, 2022. The business address for William Blair Investment Management, LLC is 150 North Riverside Plaza, Chicago, Illinois 60606.

(7)

Consists of (i) 1,129,274 shares of common stock, (ii) 29,620 shares of common stock issuable to Mr. Foehr upon settlement of outstanding restricted stock units vesting within 60 days of November 1, 2022 and (iii) 1,117,365 shares of common stock Mr. Foehr has the right to acquire pursuant to outstanding options that are exercisable within 60 days of November 1, 2022.

(8)

Consists of (i) 255,947 shares of common stock, (ii) 15,685 shares of common stock issuable to Mr. Berkman upon settlement of outstanding restricted stock units vesting within 60 days of November 1, 2022 and (iii) 278,422 shares of common stock Mr. Berkman has the right to acquire pursuant to outstanding options that are exercisable within 60 days of November 1, 2022.

(9)

Consists of (i) 90,310 shares of common stock and (ii) 58,127 shares of common stock Mr. Gustafson has the right to acquire pursuant to outstanding options that are exercisable within 60 days of November 1, 2022.

(10)

Consists of (i) 1,993,137 shares of common stock, (ii) 56,630 shares of common stock issuable to Mr. Higgins upon settlement of outstanding restricted stock units vesting within 60 days of November 1, 2022 and (iii) 278,422 shares of common stock Mr. Higgins has the right to acquire pursuant to outstanding options that are exercisable within 60 days of November 1, 2022.

(11)	Consists of (i) 28,684 shares of common stock and (ii) 47,175 shares of common stock issuable to Ms. Boyce within 60 days of November 1, 2022.
(12)

Consists of (i) 12,681 shares of common stock and (ii) 6,433 shares of common stock Dr. Cochran has the right to acquire pursuant to outstanding options that are exercisable within 60 days of November 1, 2022.

(13)

Consists of (i) 163,759 shares of common stock and (ii) 99,026 shares of common stock Mr. Patel has the right to acquire pursuant to outstanding options that are exercisable within 60 days of November 1, 2022.

(14)

Although Mr. Tamaroff does not beneficially own any shares of OmniAb Common Stock, he may have an indirect economic interest in OmniAb through entities that have an interest in Avista Acquisition LP II.

Directors and Executive Officers

Upon the consummation of the transactions contemplated by the Merger Agreement and documents related thereto, and in accordance with the terms of the Merger Agreement, each executive officer of APAC ceased serving in such capacities, and each of Wendel Barr, David Burgstahler, Thompson Dean, Charles Harwood, William E. Klitgaard and Lâle White ceased serving on APAC’s board of directors.

Carolyn R. Bertozzi, Ph.D., Sarah Boyce, Jennifer Cochran, Ph.D., Matthew W. Foehr, John L. Higgins, Sunil Patel and Joshua Tamaroff were appointed as directors of OmniAb by APAC’s shareholders to serve until the end of their respective terms and until their successors are elected and qualified, with John L. Higgins appointed to serve as Chairman of the Board. Following the Business Combination, OmniAb’s Board was divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the directors whose terms then expire will be eligible for reelection until the third annual meeting following reelection. Dr. Cochran and Mr. Foehr are serving as the initial Class I directors for a term expiring at the first annual meeting of the stockholders; Ms. Boyce and Mr. Patel are serving as the initial Class II directors for a term expiring at the second annual meeting of the stockholders; and Dr. Bertozzi, Mr. Higgins and Mr. Tamaroff are serving as the initial Class III directors for a term expiring at the third annual meeting of the stockholders.

Matthew W. Foehr was appointed as OmniAb’s President and Chief Executive Officer, Kurt A. Gustafson was appointed as OmniAb’s Executive Vice President, Finance, and Chief Financial Officer and Charles S. Berkman was appointed as OmniAb’s Chief Legal Officer and Secretary.

OmniAb’s directors and executive officers after the consummation of the Business Combination are described in the Proxy Statement/Prospectus/Information Statement in the section titled “Management of New OmniAb After the Business Combination” beginning on page 373, and that information is incorporated herein by reference.

Additionally, interlocks and insider participation information regarding OmniAb’s executive officers is described in the Proxy Statement/Prospectus/Information Statement in the section titled “Management of New OmniAb After the Business Combination - Compensation Committee Interlocks and Insider Participation” beginning on page 379, and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Legacy OmniAb’s executive officers is described in the Proxy Statement/Prospectus/Information Statement in the sections titled “Executive and Director Compensation of OmniAb - Executive Compensation,” “- Summary Compensation Table,” and “- Narrative to Summary Compensation Table” beginning on page 356, and that information is incorporated herein by reference.

Director Compensation

The compensation of Legacy OmniAb’s directors is described in the Proxy Statement/Prospectus/Information Statement in the section titled “Executive and Director Compensation of OmniAb - Director Compensation” beginning on page 369, and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of OmniAb are described in the Proxy Statement/Prospectus/Information Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 386, and that information is incorporated herein by reference.

Director Independence

Information regarding director independence of OmniAb is described in the Proxy Statement/Prospectus/Information Statement in the section titled “Management of New OmniAb After the Business Combination - The New OmniAb Board Composition and Election of Directors - Director Independence” and “-Board Committees and Independence” beginning on page 376 and is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus/Information Statement titled “Information About the OmniAb Business - Legal Proceedings” beginning on page 336, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

On November 2, 2022, shares of OmniAb Common Stock commenced trading on the Nasdaq Global Market under the symbol “OABI”, and OmniAb Warrants commenced trading on the Nasdaq Capital Market under the symbol “OABIW”, in lieu of APAC’s Class A Ordinary Shares and Class B Ordinary Shares, APAC Warrants and APAC Units. OmniAb has not paid any cash dividends on shares of OmniAb Common Stock to date. It is the present intention of the Board to retain all earnings, if any, for use in OmniAb’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon OmniAb’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of OmniAb to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information regarding APAC’s Class A Ordinary Shares and Class B Ordinary Shares, APAC Warrants and APAC Units and related shareholders matters are described in the Proxy Statement/Prospectus/Information Statement in the section titled “Market Price and Dividend Information” on page 76, and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by OmniAb of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of OmniAb’s securities is contained in the Proxy Statement/Prospectus/Information Statement in the section titled “Description of Combined Company Securities” beginning on page 395 and is incorporated herein by reference.

Indemnification of Directors and Officers

The indemnification of OmniAb’s directors and officers is set forth in the Proxy Statement/Prospectus/Information Statement in the section titled “Executive and Director Compensation of OmniAb - Limitations of Liability and Indemnification Matters” on page 372 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

At the Closing, OmniAb issued shares of OmniAb Common Stock and OmniAb Warrants in connection with the Forward Purchase and the Redemption Backstop. The disclosure under Item 1.01 and 2.01 of this Report relating to shares of OmniAb Common Stock and OmniAb Warrants issued in connection with the Forward Purchase and Redemption Backstop is incorporated into this Item 3.02 by reference.

OmniAb issued the foregoing securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with OmniAb’s transfer agent). The parties also had adequate access, through business or other relationships, to information about OmniAb.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Report is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers”, “Executive Compensation”, “Director Compensation”, “Certain Relationships and Related Transactions” and “Indemnification of Directors and Officers” in Item 2.01 of this Report is incorporated herein by reference.

Executive Officer Compensation

Mr. Foehr’s annual base salary and annual target bonus are $543,609 and 50% of his base salary, respectively. Mr Berkman’s annual base salary and annual target bonus are $476,834 and 45% of his base salary, respectively. Mr. Gustafson’s annual base salary and annual target bonus are $440,000 and 40% of his base salary, respectively.

Incentive Plan

At the Special Meeting, the APAC shareholders considered and approved the OmniAb, Inc. 2022 Incentive Award Plan (the “Incentive Plan”). The Incentive Plan was previously approved, subject to shareholder approval, by APAC’s board of directors. The Incentive Plan became effective immediately upon the Closing.

A summary of the terms of the Incentive Plan is set forth in the Proxy Statement/Prospectus/Information Statement in the section titled “Shareholder Proposal No. 6 - The Incentive Plan Proposal” beginning on page 248 of the Proxy Statement/Prospectus/Information Statement, which is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the Incentive Plan, a copy of which is attached hereto as Exhibit 10.13 and also is incorporated herein by reference.

Employee Stock Purchase Plan

At the Special Meeting, the APAC shareholders considered and approved the OmniAb, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to shareholder approval, by APAC’s board of directors. The ESPP became effective immediately upon the Closing.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus/Information Statement in the section titled “Shareholder Proposal No. 7 - The ESPP Proposal” beginning on page 253 of the Proxy Statement/Prospectus/Information Statement, which is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.17 and also is incorporated herein by reference.

Assumed Award Plans

In connection with the Business Combination, the Company assumed and adopted the OmniAb, Inc. 2022 Ligand Service Provider Assumed Award Plan and the OmniAb, Inc. 2022 OmniAb Service Provider Assumed Award Plan (the “Prior Plans”), each effective upon the Closing. A summary of the terms of the Prior Plans is set forth in the Proxy Statement/Prospectus/Information Statement in the sections titled “Shareholder Proposal No. 6 - The Incentive Plan Proposal - Overview” on page 248, and “Executive and Director Compensation of OmniAb - Narrative to Summary Compensation Table - Equity Compensation Plans” beginning on page 364 and other descriptions of the Prior Plans throughout the section titled “Executive and Director Compensation of OmniAb - Narrative to Summary Compensation Table,” including by reference to Ligand’s 2002 Stock Incentive Plan, to which the Prior Plans are substantively similar, beginning on page 358, and Note 9 “Relationships with Parent and Related Entities - Equity-Based Incentive Plans” in the audited combined financial statements of Legacy OmniAb beginning on page F-72 of the Proxy Statement/Prospectus/Information Statement, which is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the Prior Plans, copies of which are attached hereto as Exhibits 10.18 and 10.19 and also are incorporated herein by reference.

Severance Plan

Effective upon the Closing, the Human Capital Management and Compensation Committee of the Board adopted the OmniAb, Inc. Severance Plan (the “Severance Plan”) to provide severance payments to its employees and the employees of its subsidiaries upon an involuntary termination of employment without cause. Our executive officers are each eligible to participate in the severance plan, provided that he or she is not subject to disciplinary action or a formal performance improvement plan at the time of termination. However, if, as a result of his or her involuntary termination by the Company without “cause,” the executive officer would be eligible to receive severance under any individual change in control severance agreement, employment agreement or other arrangement providing severance benefits, as approved by the Board or a committee thereof, the executive officer will not be eligible for benefits under the severance plan.

Under the terms of the severance plan, participants will be eligible to receive (1) a lump sum payment in cash for his or her fully earned but unpaid base salary and accrued but unused vacation through the date of termination, (2) an amount equal to his or her base salary for the severance period, which period will be equal to (a) two months plus (b) one week for each year of service as of the date of termination and (c) continued health coverage at the same cost as was in effect for the participant at the date of termination throughout such severance period, provided that such participant elects continued coverage under COBRA. The foregoing cash severance benefit will be payable in a lump sum following the participant’s termination of employment, subject to the participant’s execution of a general release of claims acceptable to us.

The foregoing description is qualified in its entirety by reference to the text of the Severance Plan, a copy of which is attached hereto as Exhibit 10.21 and is incorporated herein by reference.

Change in Control Severance Agreements

Effective upon the Closing, we entered into a change in control severance agreement with each of Messrs. Foehr, Gustafson and Berkman. Under the terms of the change in control severance agreements, in the event an executive officer’s employment is terminated by us without cause or he resigns for good reason within 24 months following a change in control of our company, he will be eligible to receive a severance benefit equal to: (i) one times the annual rate of base salary in effect for such officer at the time of involuntary termination; plus (ii) one times the greater of: (a) the maximum target bonus for the fiscal year in which the termination occurs; or (b) the maximum target bonus for the fiscal year in which the change in control occurs, if different; plus (iii) twelve multiplied by the monthly premium the executive would be required to pay for continued health coverage for himself and his eligible dependents. The foregoing severance amount will be payable in a lump sum following the officer’s termination of employment, subject to the officer’s execution of a general release of claims acceptable to us. The change in control severance agreements also provide that all of an executive officer’s outstanding stock awards will vest in the event of such a termination. In addition, the post-termination exercise period of an executive officer’s stock options will be extended from three months to the date that is nine months following the date of termination (but in no event beyond the original expiration date of such options).

The foregoing description of the change in control severance agreements is qualified in its entirety by reference to the text of the form of Change in Control Severance Agreement, a copy of which is attached hereto as Exhibit 10.22 and is incorporated herein by reference.

Director Compensation Program

Following the Closing, the Board adopted a director compensation and stock ownership policy for non-employee directors (the “Director Compensation Program”). The material terms of the Director Compensation Program are summarized below.

Cash Compensation

Under our Director Compensation Program, each director will be eligible to receive an annual retainer of $50,000. No meeting fees will be paid. In addition, the chair of the Board will receive an additional annual retainer of $30,000. Non-employee directors also receive additional annual retainers for service on committees of the Board, as provided in the table below. Directors may elect to receive their retainers in cash or vested shares of our common stock, which shares will be issued under the Incentive Plan.

Non-employee members of the Board will also be reimbursed for expenses incurred in connection with such service.

Service	Annual Retainer (Chair)	Annual Retainer (Member)
Audit Committee	$20,000	$10,000
Human Capital Management and Compensation Committee	15,000	7,500
Nominating and Corporate Governance Committee	10,000	5,000

Equity Compensation

Pursuant to our Director Compensation Program, Dr. Bertozzi and Mr. Tamaroff, who commenced service at the Closing and did not previously serve on the Ligand Board, will receive an initial grant of stock options and RSUs under the Incentive Plan, as described below. Our non-employee directors who previously served on the Ligand Board will not, however, receive an initial award at the time of the Closing of the Business Combination. Following the Closing, new non-employee directors will receive initial awards effective on the date on which a recipient first becomes a non-employee director (or such later date as is permissible under applicable securities laws). In addition, on the date of each annual meeting of our stockholders following the Closing of the Business Combination, each non-employee director will receive an annual grant of stock options and RSUs under the Incentive Plan. The equity compensation to be provided to our non-employee directors is provided in the table below.

	Target Value of RSU Award(1)	Target Value of Option Award(2)	Total Target Value of Award
Initial Grant	$145,000	$280,000	$425,000
Annual Grant	85,000	175,000	260,000

(1)

Except as described below with respect to the initial awards to Dr. Bertozzi and Mr. Tamaroff, the actual number of RSUs to be awarded is calculated by dividing (a) the target grant value of the RSU award, by (b) the average closing price per share of our common stock on the Nasdaq Stock Market (or such other established stock exchange or national quotation system on which the stock is quoted) for the 60-calendar day period prior to the date of grant.

(2)

Except as described below with respect to the initial awards to Dr. Bertozzi and Mr. Tamaroff, the actual number of options to be awarded is calculated using the Black-Scholes option pricing model (utilizing the same assumptions that we utilize in the preparation of our financial statements) and the same average closing price per share of the Company’s common stock as described in (b) above.

The exercise price of options granted to non-employee directors will be equal to the fair market value of our common stock on the Nasdaq Stock Market (or such other established stock exchange or national quotation system on which the stock is quoted) on the effective date of grant. The initial awards vest in three equal annual installments on each of the first three anniversaries following the date on which the director commences service on the Board. The annual awards vest in full on the earlier of (1) the date of the annual meeting of stockholders following the grant date, and (2) on the first anniversary of the date of grant. In addition, all awards will vest in full in the event of a change in control, as defined under the Incentive Plan. A non-employee director is able to exercise his or her stock options that were vested at the time of his or her cessation of board service until the first to occur of (1) the third anniversary of the date of his or her cessation of board service, or (2) the original expiration date of the term of such stock options. The foregoing description is qualified in its entirety by reference to the text of the Director Compensation Program, a copy of which is attached hereto as Exhibit 10.20 and is incorporated herein by reference.

At the time of the Closing of the Business Combination, we approved equity awards to Dr. Bertozzi and Mr. Tamaroff with an aggregate grant date fair value of $425,000 (comprised of a stock option having a value of $280,000 and a RSU award having a value of $145,000), in accordance with the terms of the Director Compensation Program. The foregoing value will be converted into a number of RSUs based on the average closing price per share of our common stock on the Nasdaq Stock Market (or such other established stock exchange or national quotation system on which the stock is quoted) for the period from November 2, 2022 through and including November 30, 2022. The foregoing value will be converted into a number options based on the Black-Scholes value of a share of our common stock on the grant date (using the foregoing average closing price per share of our common stock as the stock price input for such calculation). The grant date of the RSUs will be the date on which the Company’s Form S-8 Registration Statement filed with respect to the Incentive Plan becomes effective and the grant date of the options will be December 1, 2022. The options and RSUs will vest as described above for initial awards.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus/Information Statement in the section titled “Shareholder Proposal No. 1 - The Business Combination Proposal” beginning on page 167, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 1.01 relating to the Business Combination and Item 2.01 of this Report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited combined balance sheets of Legacy OmniAb as of December 31, 2021 and 2020, and the related combined statements of operations and changes in parent company net investment and cash flows for the years ended December 31, 2021, 2020 and 2019 are included in the Proxy Statement/Prospectus/Information Statement beginning on page F-47 of the Proxy Statement/Prospectus/Information Statement, which are incorporated herein by reference.

The unaudited condensed combined balance sheets of Legacy OmniAb as of June 30, 2022 and December 31, 2021 and the related condensed combined statements of operations, changes in parent company net investment and cash flows for the periods ended June 30, 2022 and June 30, 2021 are included in the Proxy Statement/Prospectus/Information Statement beginning on page F-74 of the Proxy Statement/Prospectus/Information Statement, which and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of APAC and Legacy OmniAb as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated March 23, 2022, by and among Avista Public Acquisition Corp. II, Orwell Merger Sub Inc., Ligand Pharmaceuticals Incorporated and OmniAb, Inc. (incorporated by reference to Exhibit 2.1 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

2.2+	Separation and Distribution Agreement, dated March 23, 2022, by and among Avista Public Acquisition Corp. II, Ligand Pharmaceuticals Incorporated and OmniAb, Inc. (incorporated by reference to Exhibit 2.2 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

3.1	Certificate of Incorporation of the Registrant.

3.2	Bylaws of the Registrant.

4.1	Warrant Agreement, dated August 9, 2021, between Avista Public Acquisition Corp. II and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed with the SEC on August 12, 2021).

4.2	Assignment, Assumption and Amendment Agreement, dated November 1, 2022, by and among OmniAb, Inc., Continental Stock Transfer & Trust Company and Computershare Trust Company, N.A.

4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registrant’s Form S-1/A filed with the SEC on July 28, 2021).

4.4	Specimen Common Stock Certificate of OmniAb, Inc. (incorporated by reference to Exhibit 4.5 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.1	Private Placement Warrants Purchase Agreement, dated August 9, 2021, between Avista Public Acquisition Corp. II and Avista Acquisition LP II (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 12, 2021).

10.2#	Form of Letter Agreements, dated August 9, 2021, by and among Avista Public Acquisition Corp. II, each of Avista Public Acquisition Corp. II’s officers and directors and Avista Acquisition LP II (incorporated by reference to Exhibit 10.5 to Avista Public Acquisition Corp. II’s Current Report on Form 8-K filed with the SEC on August 12, 2021).

10.3	Form of Indemnity Agreements, dated August 9, 2021, between Avista Public Acquisition Corp. II, each of its officers and directors and Avista Acquisition LP II (incorporated by reference to Exhibit 10.6 to Avista Public Acquisition Corp. II’s Current Report on Form 8-K filed with the SEC on August 12, 2021).

10.4	Forward Purchase Agreement, dated August 9, 2021, between Avista Public Acquisition Corp. II and Avista Acquisition LP II (incorporated by reference to Exhibit 10.7 to Avista Public Acquisition Corp. II’s Current Report on Form 8-K filed with the SEC on August 12, 2021).

10.5	Securities Subscription Agreement, dated February 12, 2021, between Avista Public Acquisition Corp. II and the Sponsor (incorporated by reference to Exhibit 10.7 to Avista Public Acquisition Corp. II’s Form S-1/A filed with the SEC on July 28, 2021).

10.6	Sponsor Insider Agreement, dated March 23, 2022, by and among OmniAb, Inc., Avista Public Acquisition Corp. II, Avista Acquisition LP II and the other parties signatory thereto (incorporated by reference to Exhibit 10.11 of Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.7†	Amended and Restated Registration and Stockholder Rights Agreement, dated November 1, 2022 by and among OmniAb, Inc., Avista Acquisition LP II and the other parties named therein.

10.8	Amended and Restated Forward Purchase Agreement, dated March 23, 2022, by and among Avista Public Acquisition Corp. II, Avista Acquisition LP II and OmniAb, Inc. (incorporated by reference to Exhibit 10.12 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.9+	Amended and Restated Employee Matters Agreement, dated August 18, 2022, by and among Avista Public Acquisition Corp. II, Orwell Merger Sub Inc., Ligand Pharmaceuticals Incorporated and OmniAb, Inc. (incorporated by reference to Exhibit 10.13 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.10†+	Tax Matters Agreement, dated November 1, 2022, by and among OmniAb, Inc., Ligand Pharmaceuticals Incorporated and OmniAb Operations, Inc.

10.11+	Transition Services Agreement, dated November 1, by and between Ligand Pharmaceuticals Incorporated and OmniAb, Inc., with respect to services provided by Ligand Pharmaceuticals Incorporated to OmniAb, Inc.

10.12+	Transition Services Agreement, dated November 1, by and between Ligand Pharmaceuticals Incorporated and OmniAb, Inc., with respect to services provided by OmniAb, Inc. to Ligand Pharmaceuticals Incorporated.

10.13#	OmniAb, Inc. 2022 Incentive Award Plan (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed with the SEC on October 24, 2022.

10.14#	Form of Stock Option Agreement under the OmniAb, Inc. 2022 Incentive Award Plan.

10.15#	Form of Restricted Stock Unit Agreement under the OmniAb, Inc. 2022 Incentive Award Plan.

10.16#	Form of Performance Stock Unit Agreement under the OmniAb, Inc. 2022 Incentive Award Plan.

10.17#	OmniAb, Inc. 2022 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed with the SEC on October 24, 2022).

10.18#	OmniAb, Inc. 2022 Ligand Service Provider Assumed Award Plan.

10.19#	OmniAb, Inc. 2022 OmniAb Service Provider Assumed Award Plan.

10.20#	OmniAb, Inc. Director Compensation and Stock Ownership Policy

10.21#	OmniAb, Inc. Severance Plan.

10.22#	Form of OmniAb, Inc. Change in Control Severance Agreement (incorporated by reference to Exhibit 10.23 of Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed on September 27, 2022).

10.23#	Form of OmniAb, Inc. Indemnification Agreement for Directors and Officers (incorporated by reference to Exhibit 10.25 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.24+	Office/Laboratory Lease between Emery Station Office II, LLC and Ligand Pharmaceuticals Incorporated, dated June 8, 2021 (incorporated by reference to Exhibit 10.26 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.25†	Antibody License Agreement between CNA Development LLC and OmniAb, Inc. dated December 20, 2012 (incorporated by reference to Exhibit 10.27 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.26†	Research, Development and Commercialization Agreement between Cystic Fibrosis Foundation and Icagen, LLC, dated May 1, 2018, as amended (incorporated by reference to Exhibit 10.28 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

10.27†	Amended and Restated License Agreement between F. Hoffmann-La Roche Ltd, Hoffmann-La Roche Inc. and Icagen, LLC, dated May 29, 2020, as amended (incorporated by reference to Exhibit 10.29 of the Registrant’s Registration Statement on Form S-4 (File No. 333-264525) filed with the SEC on September 27, 2022).

16.1	Letter from Marcum LLP to the SEC.

21.1	List of Subsidiaries of OmniAb, Inc.

99.1	Unaudited pro forma condensed combined financial information of Avista Public Acquisition Corp. II and OmniAb Operations, Inc. (formerly known as OmniAb, Inc.) as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021.

104	Cover Page Interactive Data File

+

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

#	Indicates a management contract or compensatory plan.
†	Portions of this exhibit have been omitted for confidentiality purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniAb, Inc.

Date: November 7, 2022	By:	/s/ Kurt A. Gustafson
	Name:	Kurt A. Gustafson
	Title:	Executive Vice President, Finance and Chief Financial Officer